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                                                                   Exhibit 10.24

                                                          [California Net Lease]

                                LEASE AGREEMENT

     THIS LEASE AGREEMENT is made this 3rd day of August , 2000, between
                                      -----       ------
ProLogis Limited Partnership-I, a Delaware Limited Partnership, ("Landlord"), and the Tenant named below.

Tenant:                                    @Road, Inc., a California Corporation
                                           -------------------------------------

Tenant's representative,                   Andy Singh
address, and phone no.:                    -------------------------------------
                                           47370 Fremont Boulevard
                                           -------------------------------------
                                           Fremont, CA 94538
                                           -------------------------------------
                                           (510)668-1638
                                           -------------------------------------



Premises:                                  That portion of the Building,
                                           containing approximately 24,000
                                           rentable square feet, as determined
                                           by Landlord and commonly known as
                                           47370 Fremont Boulevard as shown on
                                           Exhibit A.

Project:                                   Spinnaker One
                                           -------------------------------------

Building:                                  #2
                                           -------------------------------------

Tenant's Proportionate Share
of Project:                                25%
                                           -------------------------------------

Tenant's Proportionate Share
of Building:                               80%
                                           -------------------------------------

Lease Term:                                Beginning on the Commencement Date
                                           and ending on the last day of the
                                           60th full calendar month therafter.

Commencement Date:                         January 1, 2001
                                           -------------------------------------

Initial Monthly Base Rent:                 Thirty Seven Thousand
                                           -------------------------------------
                                           Two Hundred                   $37,200
                                           -------------------------------------


Initial Estimated Monthly Operating        1.  Common Area Charges:      $1,248
Expense Payments:                                                        ------
(estimates only and subject to             2.  Taxes:                    $3,096
adjustment to actual costs and expenses                                  ------
according to the provisions of this Lease) 3.  Insurance:                $72
                                                                         ------
                                           4.  Management Fee:           $264
                                                                         ------


Initial Estimated Monthly Operating
Expense Payments:                                                        $4,680
                                                                         -------

Initial Monthly Base Rent and Operating
Expense Payments:                                                        $41,880
                                                                         -------

Security Deposit:                          $45,000
                                           -------

Broker:                                    Thor Wiles/Thomas Smith - CB
                                           ------------------------------------
                                           Richard Ellis
                                           -------------
Addenda:                                   Addendum I, I & III Exhibit(s)
                                           ------------------------------
                                           A, B, & C
                                           ---------

     1. Granting Clause. In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the other terms, covenants, and conditions hereof, Landlord leases to Tenant, and Tenant takes from Landlord, the Premises, to have and to hold for the Lease Term, subject to the terms, covenants and conditions of this Lease.

     2. Acceptance of Premises. Tenant shall accept the Premises in its condition as of the Commencement Date, subject to all applicable laws, ordinances, regulations, covenants and restrictions. Landlord has made no representation or warranty as to the suitability of the Premises for the conduct of Tenant's business, and Tenant waives any implied warranty that the Premises are suitable for Tenant's intended purposes. Except as provided in Paragraphs 10 and 11, in no event shall Landlord have any obligation for any defects in the Premises or any limitation on its use. The taking of possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken except for items that are Landlord's responsibility under Paragraphs 10 and 11.

     3. Use. The Premises shall be used only for the purpose of general office functions, sales, hardware and software development, and research and development and other lawful purposes as may be incidental thereto; provided, however, with Landlord's prior written consent, Tenant may also use the Premises for light manufacturing. Tenant shall not conduct or give notice of any auction, liquidation, or going out of business sale on the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit waste, overload the floor or structure of the Premises or subject the Premises to use that would damage the Premises. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise, or vibrations to emanate from the Premises, or take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Landlord or any tenants of the Project. Outside storage, including without limitation, storage of trucks and other vehicles, is
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prohibited without Landlord's prior Written consent. Tenant, at its sole expense, shall use and occupy the Premises in compliance with all laws, including, without limitation, the Americans With Disabilities Act, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises (collectively, "Legal Requirements"). The Premises shall not be used as a place of public accommodation under the Americans With Disabilities Act or similar state statutes or local ordinances or any regulations promulgated thereunder, all as may be amended from time to time. Tenant shall, at its expense, make any alterations or modifications, within or without the Premises, that are required by Legal Requirements related to Tenant's use or occupation of the Premises. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant's or Landlord's insurance, increase the insurance risk, or cause the disallowance of any sprinkler credits. If any increase in the cost of any insurance on the Premises or the Project is caused by Tenant's use or occupation of the Premises, or because Tenant vacates the Premises, then Tenant shall pay the amount of such increase to Landlord, but in no event shall Tenant separately reimburse Landlord for the increased insurance premiums if such expenses (including increased premiums) are already being billed to Tenant as Operating Expenses pursuant to Section 6. Any occupation of the Premises by Tenant prior to the Commencement Date shall be subject to all obligations of Tenant under this Lease.

     4. Base Rent. Tenant shall pay Base Rent in the amount set forth above. The first month's Base Rent, the Security Deposit, and the first monthly installment of estimated Operating Expenses (as hereafter defined) shall be due and payable on the date hereof, and Tenant promises to pay to Landlord in advance, without demand, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month succeeding the Commencement Date. Payments of Base Rent for any fractional calendar month shall be prorated. All payments required to be made by Tenant to Landlord hereunder shall be payable at such address as Landlord may specify from time to time by written notice delivered in accordance herewith. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any rent due hereunder except as may be expressly provided in this Lease. Tenant waives and releases all statutory liens and offset rights as to rent. If Tenant is delinquent in any monthly installment of Base Rent or of estimated Operating Expenses for more than 5 days, Tenant shall pay to Landlord on demand a late charge equal to 5 percent of such delinquent sum. Tenant shall not be obligated to pay the late charge until Landlord has given Tenant 5 days written notice of the delinquent payment (which may be given at any time during the delinquency); provided, however, that such notice shall not be required more than once in any 12-month period or at 3 times over the term of the Lease. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as a penalty.

     5. Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant's obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon each occurrence of an Event of Default (hereinafter defined), Landlord may use all or part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Event of Default, without prejudice to any other remedy provided herein or provided by law. Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to its original amount. Landlord's obligation respecting the Security Deposit is that of a debtor, not a trustee; no interest shall accrue thereon. The Security Deposit shall be the property of Landlord, but shall be paid to Tenant when Tenant's obligations under this Lease have been completely fulfilled. Landlord shall be released from any obligation with respect to the Security Deposit upon transfer of this Lease and the Premises to a person or entity assuming Landlord's obligations under this Paragraph 5.

     6. Operating Expense Payments. During each month of the Lease Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12 of the annual cost, as estimated by Landlord from time to time each year, of Tenant's Proportionate Share (hereinafter defined) of Operating Expenses for the Project. Payments thereof for any fractional calendar month shall be prorated. The term "Operating Expenses" means all costs and expenses incurred by Landlord with respect to the ownership, maintenance, and operation of the Project including, but not limited to costs of: Taxes (hereinafter defined) and fees payable to tax consultants and attorneys for consultation and contesting taxes; insurance; utilities; maintenance, repair and replacement of all portions of the Project, including without limitation, paving and parking areas, roads, roofs, alleys, and driveways, mowing, landscaping, exterior painting, utility lines, heating, ventilation and air conditioning systems, lighting, electrical systems and other mechanical and building systems; amounts paid to contractors and subcontractors for work or services performed in connection with any of the foregoing; charges or assessments of any association to which the Project is subject, property management fees payable to a property manager, including any affiliate of Landlord, or if there is no property manager, an administration fee of 10 percent of Operating Expenses payable to Landlord; security services, if any; trash collection, sweeping and removal; and additions or alterations made by Landlord to the Project or the Building in order to comply with Legal Requirements (other than those expressly required herein to be made by Tenant) or that are appropriate to the continued operation of the Project or the Building, for the uses permitted in this Lease; provided that the cost of additions or alterations that are required to be capitalized for federal income tax purposes and in any event, any specific Operating Expense, the cost of which exceeds $15,000 with respect to Tenant's Proportionate Share of such Operating Expense and are typically capitalized for federal income tax purposes (an "Amortized Expense"), shall be amortized on a straight line basis over a period equal to the lesser of the useful life thereof for federal income tax purposes or 10 years. Operating Expenses do not include costs, or expenses, depreciation or amortization for capital repairs and capital replacements required to be made by Landlord under Paragraph 10 of this Lease, debt service under mortgages or ground rent under ground leases, costs of restoration to the extent of net insurance proceeds received by Landlord with respect thereto, leasing commissions, or the costs of renovating space for tenants.

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         Notwithstanding the foregoing, Operating Expenses do not include the following: costs, or expenses, depreciation or amortization for capital repairs and capital replacements required to be made by Landlord under Paragraphs 10 and 11 of this Lease; debt service under mortgages; ground rent under ground leases; repairs and restoration paid for by the proceeds of any insurance policies or amounts otherwise reimbursed to Landlord or paid by any other source (other than by tenants paying their share of Operating Expenses); advertising and leasing commissions; the costs of renovating space for tenants; principal interest, and other costs directly related to financing the Premise or Project; the cost of special services to tenants (including Tenant) for which a special charge is made; the costs of repair of casualty damage or for the restoration following condemnation to the extent covered by insurance proceeds or condemnation awards; the legal fees and related expenses and legal costs incurred by Landlord (together with any damages awarded against Landlord) due to the bad faith violation by Landlord, or by any violation by any tenant, of the terms and conditions of any lease of space in the Project; the costs arising from the presence of any Hazardous Materials (as hereinafter defined) in, under or about the Premises or Project, unless such Hazardous Materials were used, stored or discharged by Tenant or its employees, contractors and other agents; the overhead and profit paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Project to the extent the same exceeds the costs of such goods and/or services rendered by qualified, unaffiliated third parties on a competitive basis; Landlord's charitable or political contributions the costs (other than ordinary maintenance and insurance) for sculpture, paintings and other objects of art; the interest and penalties resulting from Landlord's failure to pay any items of Operating Expense when due; the management office rental to the extent such rental exceeds the fair market rental for such space or the extent the space utilized therefor exceeds the space utilized for management offices in comparably sized buildings; the costs of Landlord's memberships in professional organizations (such as, by way of example and without limitation, BOMA) in excess of $2,500.00 per year; costs incurred in connection with upgrading the Premises to comply with the current interpretation of disability, life, fire and safety codes, ordinances, statutes, or other laws in effect prior to the Commencement Date, including without limitation, the ADA, including penalties or damages incurred due to such non-compliance; any expenses incurred by Landlord for use of any portions of the Building complex to accommodate events including, but not limited to shows, promotions, kiosks, displays, filming, photography, private events or parties, ceremonies, and advertising beyond the normal expenses otherwise attributable to providing services to the Premises of Project and the cost of any "tenant relations" parties, events or promotion not consented to by an authorized representative of Tenant in writing.

         If Tenant's total payments of Operating Expenses for any year are less than Tenant's Proportionate Share of actual Operating Expenses for such year, then Tenant shall pay the difference to Landlord within 30 days after demand, and if more, then Landlord shall retain such excess and credit it against Tenant's next payments. For purposes of calculating Tenant's Proportionate Share of Operating Expenses, a year shall mean a calendar year except the first year, which shall begin on the Commencement Date, and the last year, which shall end on the expiration of this Lease. With respect to Operating Expenses which Landlord allocates to the entire Project, Tenant's "Proportionate Share" shall be the percentage set forth on the first page of this Lease as Tenant's Proportionate Share of the Project as reasonably adjusted by Landlord in the future for changes in the physical size of the Premises or the Project; and, with respect to Operating Expenses which Landlord allocates only to the Building, Tenant's "Proportionate Share" shall be the percentage set forth on the first page of this Lease as Tenant's Proportionate Share of the Building as reasonably adjusted by Landlord in the future for changes in the physical size of the Premises or the Building. Landlord may equitably increase Tenant's Proportionate Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project or Building that includes the Premises or that varies with occupancy or use. The estimated Operating Expenses for the Premises set forth on the first page of this Lease are only estimates, and Landlord makes no guaranty or warranty that such estimates will be accurate.

     7. Utilities. Tenant shall pay for all water, gas, electricity, heat, light, power, telephone, sewer, sprinkler services, refuse and trash collection, and other utilities and services used on the Premises, all maintenance charges for utilities, and any storm sewer charges or other similar charges for utilities imposed by any governmental entity or utility provider, together with any taxes, penalties, surcharges or the like pertaining to Tenant's use of the Premises. Landlord may cause at Tenant's expense any utilities to be separately metered or charged directly to Tenant by the provider. Tenant shall pay its share of all charges for jointly metered utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of utilities shall result in the termination of this Lease or the abatement of rent. Tenant agrees to limit use of water and sewer for normal restroom use.

         Notwithstanding anything to the contrary contained in Paragraph 7 of this Lease, if an interruption or cessation of utilities results from a cause within the Landlord's reasonable control and the Premises are not usable by Tenant for the conduct of Tenant's business as a result thereof, Base Rent and applicable Operating Expenses not actually incurred by Tenant shall be abated for the period which commences five (5) business days after the date Tenant gives to Landlord notice of such interruption until such utilities are restored.

     8. Taxes. Landlord shall pay all taxes, assessments and governmental charges (collectively referred to as "Taxes") that accrue against the Project during the Lease Term, which shall be included as part of the Operating Expenses charged to Tenant. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens thereof. All capital levies or other taxes assessed or imposed on Landlord upon the rents payable to Landlord under this Lease and any franchise tax, any excise, transaction, sales or privilege tax,

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or the assessment, levy or charge measured by or based, in whole or in part, upon such rents from the Premises and/or the Project or any portion thereof shall be paid by Tenant to Landlord monthly in estimated installments or upon demand, at the option of Landlord, as additional rent; provided, however, in no event shall Tenant be liable for any net income, transfer, inheritance or capital stock taxes imposed on Landlord unless such net income taxes are in substitution for any Taxes payable hereunder. If any such tax or excise is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require; provided that Tenant shall have the right to reasonably contest by appropriate legal proceedings the amount, validity, or application of any such tax or excise. Tenant shall be liable for all taxes levied or assessed against any personal property or fixtures placed in the Premises, whether levied or assessed against Landlord or Tenant; provided that for all such taxes levied or assessed against Tenant shall have the right to reasonably contest by appropriate legal proceedings the amount, validity, or application of any such taxes.

     9. Insurance. Landlord shall maintain all risk property insurance covering the full replacement cost of the Building. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, commercial liability insurance and rent loss insurance. All such insurance shall be included as part of the Operating Expenses charged to Tenant. The Project or Building may be included in a blanket policy (in which case the cost of such insurance allocable to the Project or Building will be determined by Landlord based upon the insurer's cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance which Landlord reasonably deems necessary as a result of Tenant's use of the Premises, but in no event shall Tenant separately reimburse Landlord for the increased insurance premiums if such expenses are already being billed to Tenant as Operating Expenses pursuant to Section 6.

         Tenant, at its expense, shall maintain during the Lease Term: all risk property insurance covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant's expense; worker's compensation insurance with no less than the minimum limits required by law; employer's liability insurance with such limits as required by law; and commercial liability insurance, with a minimum limit of $1,000,000 per occurrence and a minimum umbrella limit of $1,000,000, for a total minimum combined general liability and umbrella limit of $2,000,000 (together with such additional umbrella coverage as Landlord may reasonably require) for property damage, personal injuries, or deaths of persons occurring in or about the Premises. Landlord may from time to time require reasonable increases in any such limits. The commercial liability policies shall name Landlord as an additional insured, insure on an occurrence and not a claims-made basis, be issued by insurance companies which are reasonably acceptable to Landlord, not be cancelable unless 30 days' prior written notice shall have been given to Landlord, contain a hostile fire endorsement and a contractual liability endorsement and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant's policies). Such policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the Lease Term and upon each renewal of said insurance.

         The all risk property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, their officers, directors, employees, managers, agents, invitees and contractors, in connection with any loss or damage thereby insured against. Neither party nor its officers, directors, employees, managers, agents, invitees or contractors shall be liable to the other for loss or damage caused by any risk coverable by all risk property insurance, and each party waives any claims against the other party, and its officers, directors, employees, managers, agents, invitees and contractors for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its agents, employees and contractors shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever, including without limitation, damage caused in whole or in part, directly or indirectly, by the negligence of Landlord or its agents, employees or contractors.

         Tenant and its subtenants, assignees, invitees, employees, contractors and agents shall not be liable for, and Landlord hereby waives all claims against Tenant and its subtenants, assignees, invitees, employees, contractors and agents for damage to property sustained by Landlord or any person claiming through Landlord resulting from any accident or occurrence in or upon the Premises or in or about the Project from any cause whatsoever, including, without limitation, damage caused in whole or in part, directly or indirectly, by the negligence of Tenant or its subtenants, assignees, invitees, employees, contractors or agents; provided, however, such waiver shall only apply to claims in excess of the commercially reasonable deductible under Landlord's insurance policy.

     10. Landlord's Repairs. Landlord shall maintain, at its expense, the structural soundness of the roof, foundation, and exterior walls of the Building in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, its agents and contractors excluded. The term "walls" as used in this Paragraph 10 shall not include windows, glass or plate glass, doors or overhead doors, special store fronts, dock bumpers, dock plates or levelers, or office entries. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Paragraph 10, after which Landlord shall have a reasonable opportunity to repair.

     11. Tenant's Repairs. Landlord, at Tenant's expense as provided in Paragraph 6, shall maintain in good repair and condition the parking areas and other common areas of the Building, including, but not limited to driveways, alleys, landscape and grounds surrounding the Premises. Subject to Landlord's obligations set forth in Paragraph 10 and in this Paragraph 11, and subject to Paragraphs 9 and 15, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises and all areas, improvements and systems

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exclusively serving the Premises including, without limitation, dock and loading areas, truck doors, plumbing, water, and sewer lines up to points or common connection, fire sprinklers and fire protection systems, entries, doors, ceilings and roof membrane, windows, interior walls, and the interior side of demising walls, and heating, ventilation and air conditioning systems. Such repair and replacements include capital expenditures and repairs whose benefits may extend beyond the Term provided that cost for replacement of the roof or roof membrane and heating, ventilation and air conditioning units, which exceed $15,000 per occurrence and are typically capitalized for Federal Income Tax purposes, shall be paid by Landlord and billed to Tenant as an amortized expense pursuant to Paragraph 6. Heating, ventilation and air conditioning systems and other mechanical and building systems serving the Premises shall be maintained at Tenant's expense pursuant to maintenance service contracts entered into by Tenant or, at Landlord's election, by Landlord. The scope of services and contractors under such maintenance contracts shall be reasonably approved by Landlord. If Tenant fails to perform any repair or replacement for which it is responsible, Landlord may perform such work and be reimbursed by Tenant within 10 days after demand therefor. Subject to Paragraphs 9 and 15, Tenant shall bear the full cost of any repair or replacement to any part of the Building or Project that results from damage caused by Tenant, its agents, contractors, or invitees and any repair that benefits only the Premises.

     12. Tenant-Made Alterations and Trade Fixtures. Any alterations, additions, or improvements made by or on behalf of Tenant to the Premises ("Tenant-Made Alterations") shall be subject to Landlord's prior written consent, which consent shall not be unreasonably withheld. Tenant shall cause, at its expense, all Tenant-Made Alterations to comply with insurance requirements and with Legal Requirements and shall construct at its expense any alteration or modification required by Legal Requirements as a result of any Tenant-Made Alterations. All Tenant-Made Alterations shall be constructed in a good and workmanlike manner by contractors reasonably acceptable to Landlord and only good grades of materials shall be used. All plans and specifications for any Tenant-Made Alterations shall be submitted to Landlord for its approval. Landlord may monitor construction of the Tenant-Made Alterations. Tenant shall reimburse Landlord for its reasonable costs in reviewing plans and specifications and in monitoring construction. Landlord's right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to see that such plans and specifications or construction comply with applicable laws, codes, rules and regulations. Tenant shall provide Landlord with the identities and mailing addresses of all persons performing work or supplying materials, prior to beginning such construction, and Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall furnish security or make other arrangements reasonably satisfactory to Landlord to assure payment for the completion of all work free and clear of liens and shall provide certificates of insurance for worker's compensation and other coverage in amounts and from an insurance company reasonably satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Tenant-Made Alterations, Tenant shall deliver to Landlord sworn statements setting forth the names of all contractors and subcontractors who did work on the Tenant-Made Alterations and final lien waivers from all such contractors and subcontractors. Upon surrender of the Premises, all Tenant-Made Alterations (including initial improvements) and any leasehold improvements constructed by Landlord or Tenant shall remain on the Premises as Landlord's property, except to the extent Landlord requires in writing, at the time Landlord approves the Tenant Made Alterations, removal at Tenant's expense of any such items. Tenant shall repair any damage caused by such removal.

         Tenant, at its own cost and expense and without Landlord's prior approval, may erect such shelves, bins, machinery and trade fixtures (collectively "Trade Fixtures") in the ordinary course of its business provided that such items do not alter the basic character of the Premises, do not overload or damage the Premises, and may be removed without injury to the Premises, and the construction, erection, and installation thereof complies with all Legal Requirements and with Landlord's requirements set forth above. Tenant shall remove its Trade Fixtures and shall repair any damage caused by such removal.

     13. Signs. Tenant shall not make any changes to the exterior of the Premises, install any exterior lights, decorations, balloons, flags, pennants, banners, or painting, or erect or install any signs, windows or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises, without Landlord's prior written consent. Upon surrender or vacation of the Premises, Tenant shall have removed all signs and repair, paint, and/or replace the building facia surface to which its signs are attached. Tenant shall obtain all applicable governmental permits and approvals for sign and exterior treatments. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall be subject to Landlord's approval which shall not be unreasonably withheld, conditioned or delayed and conform in all respects to Landlord's requirements (as set forth in Exhibit C attached hereto).

     14. Parking. Tenant shall be entitled to park in common with other tenants of the Project in those areas designated for nonreserved parking. Landlord may allocate parking spaces among Tenant and other tenants in the Project if Landlord determines that such parking facilities are becoming crowded. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties.

     15. Restoration. If at any time during the Lease Term the Premises are damaged by a fire or other casualty, Landlord shall notify Tenant within 30 days after such damage as to the amount of time Landlord reasonably estimates it will take to restore the Premises. If the restoration time is estimated to exceed 6 months, either Landlord or Tenant may elect to terminate this Lease upon written notice to the other party given no later than 15 days after Landlord's notice (with the actual termination to be effected no earlier than 30 days after such notice has been

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received by the other party). If neither party elects to terminate this Lease or if Landlord estimates that restoration will take 6 months or less, then, subject to receipt of sufficient insurance proceeds, Landlord shall promptly restore the Premises excluding the improvements installed by Tenant or by Landlord and paid by Tenant, subject to delays arising from the collection of insurance proceeds or from Force Majeure events. Tenant at Tenant's expense shall promptly perform, subject to delays arising from the collection of insurance proceeds, or from Force Majeure events, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, either party may terminate this Lease if the Premises are damaged during the last year of the Lease Term and Landlord reasonably estimates that it will take more than one month to repair such damage. Tenant shall pay to Landlord with respect to any damage to the Premises the amount of the commercially reasonable deductible under Landlord's insurance policy (which shall be proportionally allocated among all tenants whose premises also suffered damage or destruction, based on the relationship between the cost of the restoration each premises and the total cost of restoration, as determined by Landlord) within 10 days after presentment of Landlord's invoice. Base Rent and Operating Expenses shall be abated for the period of repair and restoration in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises. Such abatement shall be the sole remedy of Tenant, and except as provided herein, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

     16. Condemnation. If any part of the Premises or the Project should be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a "Taking" or "Taken"), and the Taking would prevent or materially interfere with Tenant's use of the Premises or in Landlord's judgment would materially interfere with or impair its ownership or operation of the Project, then upon written notice by either party to the other this Lease shall terminate and Base Rent and Tenant's Proportionate Share of Operating Expenses shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, the Base Rent payable hereunder and Tenant's Proportionate Share of the Project during the unexpired Lease Term shall be reduced to such extent as may be fair and reasonable under the circumstances. In the event of any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord's award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant's Trade Fixtures, if a separate award for such items is made to Tenant.

     17. Assignment and Subletting. Without Landlord's prior written consent, which Landlord shall not unreasonably withhold, Tenant shall not assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises and any attempt to do any of the foregoing shall be void and of no effect. For purposes of this paragraph, a transfer of the ownership interests controlling Tenant shall be deemed an assignment of this Lease unless such ownership interests are publicly traded. Notwithstanding the above, Tenant may assign or sublet the Premises, or any part thereof, to any entity controlling Tenant, controlled by Tenant or under common control with Tenant (a "Tenant Affiliate"), without the prior written consent of Landlord. Tenant shall reimburse Landlord for all of Landlord's reasonable out-of-pocket expenses in connection with any assignment or sublease. Upon Landlord's receipt of Tenant's written notice of a desire to assign or sublet the Premises, or any part thereof (other than to a Tenant Affiliate), Landlord may, by giving written notice to Tenant within 30 days after receipt of Tenant's notice, terminate this Lease with respect to the space described in Tenant's notice, as of the date specified in Tenant's notice for the commencement of the proposed assignment or sublease. If Landlord so terminates the Lease, Landlord may enter into a lease directly with the proposed sublessee or assignee. Tenant may withdraw its notice to sublease or assign by notifying Landlord within 10 days after Landlord has given Tenant notice of such termination, in which case the Lease shall not terminate but shall continue.

          It shall be reasonable for the Landlord to withhold its consent to any assignment or sublease in any of the following instances: (i) an Event of Default has occurred and is continuing that would not be cured upon the proposed sublease or assignment; (ii) (This clause only applies to assignment) the assignee does not have a net worth calculated according to generally accepted accounting principles at least equal to the greater of the net worth of Tenant immediately prior to such assignment or sublease or the net worth of the Tenant at the time it executed the Lease; (iii) the intended use of the Premises by the assignee or sublessee is not reasonably satisfactory to Landlord; (iv) the intended use of the Premises by the assignee or sublessee would materially increase the pedestrian or vehicular traffic to the Premises or the Project; (v) occupancy of the Premises by the assignee or sublessee would, in Landlord's opinion, violate an agreement binding upon Landlord or the Project with regard to the identity of tenants, usage in the Project, or similar matters; (vi) the identity or business reputation of the assignee or sublessee will, in the good faith judgment of Landlord, tend to damage the goodwill or reputation of the Project; (vii) the assignment or sublet is to another tenant in the Project and is at rates which are below those charged by Landlord for comparable space in the Project, and such comparable space is then presently or within 6 months time available in the Project; (viii) in the case of a sublease, the subtenant has not acknowledged that the Lease controls over any inconsistent provision in the sublease; (ix) the proposed assignee or sublessee is a governmental agency; or
(x) there is vacant space in the Property suitable for lease to the proposed sublessee or assignee and the proposed sublessee or assignee is currently negotiating with the Landlord for such vacant space. Tenant and Landlord acknowledge that each of the foregoing criteria are reasonable as of the date of execution of this Lease. The foregoing criteria shall not exclude any other reasonable basis for Landlord to refuse its consent to such assignment or sublease. Any approved assignment or sublease shall be expressly subject to the terms and conditions of this Lease. Tenant shall provide to Landlord all information concerning the assignee or sublessee as Landlord may reasonably request.

          Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rent and for compliance with all of Tenant's other obligations under this Lease (regardless of whether Landlord's approval has been obtained for any such assignments or sublettings). In the event that the rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto) exceeds the rental payable under this Lease, then Tenant shall be bound and obligated to pay Landlord as additional rent hereunder 50 percent of such excess rental and other excess consideration within 10 days following receipt thereof by Tenant.

          If this Lease be assigned or if the Premises be subleased (whether in whole or in part) or in the event of the mortgage, pledge, or hypothecation of Tenant's leasehold interest or grant of any concession or license within the Premises or if the Premises be occupied in whole or in part by anyone other than Tenant, then upon a default by Tenant hereunder Landlord may collect rent from the assignee, sublessee, mortgagee, pledgee, party to whom the leasehold interest was hypothecated, concessionee or licensee or other occupant and, except to the extent set forth in the preceding paragraph, apply the amount collected to the next rent payable hereunder; and all such rentals collected by Tenant shall be held in trust for Landlord and immediately forwarded to Landlord. No such transaction or collection of rent or application thereof by Landlord, however, shall be deemed a waiver of these provisions or a release of Tenant from the further performance by Tenant of its covenants, duties, or obligations hereunder.

     18. Indemnification. Except for the willful misconduct or negligence of Landlord, its agents, employees or contractors, and to the extent permitted by law, Tenant agrees to indemnify, defend and hold harmless Landlord, and Landlord's agents, employees and contractors, from and against any and all losses, liabilities, damages, costs and expenses (including attorneys' fees) resulting from claims by third parties for injuries to any person and damage to or theft or misappropriation or loss of property occurring in or about the Project and arising from the use and occupancy of the Premises or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises or due to any other act or omission of Tenant, its subtenants, assignees, invitees, employees, contractors and agents. The furnishing of insurance required hereunder shall not be deemed to limit Tenant's obligations under this Paragraph 18.

     19. Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time upon providing reasonable prior notice (except in an emergency) to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord's representatives may enter the Premises during business hours for the purpose of showing the Premises to prospective purchasers and, during the last year of the Lease Term, to prospective tenants. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale during the last 6 months of the Lease Term. Landlord may grant easements, make public dedications, designate common areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially interferes with Tenant's use or occupancy of the Premises. At Landlord's request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions.

     20. Quiet Enjoyment. If Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the Lease Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

     21. Surrender. Upon termination of the Lease Term or earlier termination of Tenant's right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Paragraphs 15 and 16 excepted. Any Trade Fixtures, Tenant-Made Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Lease Term shall survive the termination of the Lease Term, including without limitation, indemnity obligations, payment obligations with respect to Operating Expenses and obligations concerning the condition and repair of the Premises.

     22. Holding Over. If Tenant retains possession of the Premises after the termination of the Lease Term, unless otherwise agreed in writing, such possession shall be subject to immediate termination by Landlord at any time, and all of the other terms and provisions of this Lease (excluding any expansion or renewal option or other similar right or option) shall be applicable during such holdover period, except that Tenant shall pay Landlord from time to time, upon demand, as Base Rent for the holdover period, an amount equal to double the Base Rent in effect on the termination date, computed on a monthly basis for each month or part thereof during such holding over. All other payments shall continue under the terms of this Lease. In addition, Tenant shall be liable for all damages incurred by Landlord as a result of such holding over. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Paragraph 22 shall not be construed as consent for Tenant to retain possession of the Premises.

     23. Events of Default. Each of the following events shall be an event of default ("Event of Default") by Tenant under this Lease:

          (i) Tenant shall fail to pay any installment of Base Rent or any other payment required herein when due, and such failure shall continue for a period of 5 days from the date such payment was due.

          (ii) Tenant or any guarantor or surety of Tenant's obligations hereunder shall (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a "proceeding for relief");
(C) become the subject of any proceeding for relief which is not dismissed within 60 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

          (iii) Any insurance required to be maintained by Tenant pursuant to this Lease shall be cancelled or terminated or shall expire or shall be reduced or materially changed, except, in each case, as permitted in this Lease.

          (iv) Tenant shall not occupy or shall vacate the Premises or shall fail to continuously operate its business at the Premises for the permitted use set forth herein, whether or not Tenant is in monetary or other default under this Lease.

                 Tenant's vacating of the Premises shall not constitute on Event of Default if, prior to vacating the Premises, Tenant has made arrangements reasonably acceptable to Landlord to (a) insure that Tenant's insurance for the Premises will not be voided or cancelled with respect to the Premises as a result of such vacancy, (b) insure that the Premises are secured and not subject to vandalism, and (c) insure that the Premises will be properly maintained after such vacation. Tenant shall inspect the Premises at lease once each month and report monthly in writing to Landlord on the condition of the Premises.

          (v) Tenant shall attempt or there shall occur any assignment, subleasing or other transfer of Tenant's interest in or with respect to this Lease except as otherwise permitted in this Lease.

          (vi) Tenant shall fail to discharge any lien placed upon the Premises in violation of this Lease within 30 days after any such lien or encumbrance is filed against the Premises.

          (vii) Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Paragraph 23, and except as otherwise expressly provided herein, such default shall continue for more than 30 days after Landlord shall have given Tenant written notice of such default; provided that if the cure of any such failure is not reasonably susceptible of performance within such 30 day period, then an Event of Default shall not be deemed to have occurred so long as Tenant has timely commenced the cure within the 30 day period and thereafter diligently prosecutes such cure to completion.

     24. Landlord's Remedies. Upon each occurrence of an Event of Default and so long as such Event of Default shall be continuing, Landlord may at any time thereafter at its election: terminate this Lease or Tenant's right of possession (but Tenant shall remain liable as hereinafter provided), and/or pursue any other remedies at law or in equity. Upon the termination of this Lease or termination of Tenant's right of possession, it shall be lawful for Landlord, without formal demand or notice of any kind, to re-enter the Premises by summary dispossession proceedings or any other action or proceeding authorized by law and to remove Tenant and all persons and property therefrom. If Landlord re-enters the Premises, Landlord shall have the right to keep in place and use, or remove and store, all of the furniture, fixtures and equipment at the Premises.

          Except as otherwise provided in the next paragraph, if Tenant breaches this Lease and abandons the Premises prior to the end of the term hereof, or if Tenant's right to possession is terminated by Landlord because of an Event of Default by Tenant under this Lease, this Lease shall terminate. Upon such termination, Landlord may recover from Tenant the following, as provided in
Section 1951.2 of the Civil Code of California: (i) the worth at the time of award of the unpaid Base Rent and other charges under this Lease that had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the reasonable value of the unpaid Base Rent and other charges under this Lease which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of award by which the reasonable value of the unpaid Base Rent and other charges under this Lease for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and
(iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or that in the ordinary course of things would be likely to result therefrom. As used herein, the following terms are defined: (a) The "worth at the time of the award" of the amounts referred to in Sections (i) and (ii) is computed by allowing interest at the lesser of 18 percent per annum or the maximum lawful rate. The "worth at the time of award" of the amount referred to in Section (iii) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent; (b) The "time of award" as used in clauses (i), (ii), and (iii) above is the date on which judgment is entered by a court of competent jurisdiction; (c) The "reasonable value" of amount referred to in clause (ii) above is computed by determining the mathematical product of
(1) the "reasonable annual rental value" (as defined herein) and (2) the number of years, including fractional parts thereof, between the date of termination and the time of award. The "reasonable value" of the amount referred to in clause (iii) is computed by determining the mathematical product of (1) the annual Base Rent and other charges under this Lease and (2) the number of years including fractional parts thereof remaining in the balance of the term of this Lease after the time of award.

          Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover rent as it becomes due. This remedy is intended to be the remedy described in California Civil Code
Section 1951.4, and the following provision from such Civil Code Section is hereby repeated: "The Lessor has the remedy described in California Civil Code
Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations)." Any such payments due Landlord shall be made upon demand therefor from time to time and Tenant agrees that Landlord may file suit to recover any sums falling due from time to time. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect in writing to terminate this Lease for such previous breach.

          Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, whether by agreement or by operation of law, it being understood that such surrender and/or termination can be effected only by the written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this lease or as having modified the same. Tenant and Landlord further agree that forbearance or waiver by Landlord to enforce its rights pursuant to this lease or at law or in equity, shall not be a waiver of Landlord's right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. To the greatest extent permitted by law, Tenant waives the service of notice of Landlord's intention to re-enter as provided for in any statute, or to institute legal proceedings to that end, and also waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. The terms "enter," "re-enter," "entry" or "re-entry," as used in this Lease, are not restricted to their technical legal meanings. Any reletting of the Premises shall be on such terms and conditions as Landlord in its sole discretion may determine (including without limitation a term different than the remaining Lease Term, rental concessions, alterations and repair of the Premises, lease of less than the entire Premises to any tenant and leasing any or all other portions of the Project before reletting the Premises). Landlord shall provide its best efforts to mitigate damages, but shall not be liable, nor shall Tenant's obligations hereunder be diminished, because of Landlord's failure to relet the Premises or collect rent due in respect of such reletting.

     25. Tenant's Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary, as long as Landlord has promptly commenced the cure of the default within the 30 day period and thereafter diligently proceeds to complete the cure. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord's obligations hereunder. All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term "Landlord" in this Lease shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Lease Term upon each new owner for the duration of such owner's ownership. Any liability of Landlord under this Lease shall be limited solely to its interest in the Project, and in no event shall any personal liability be asserted against Landlord in connection with this Lease nor shall any recourse be had to any other property or assets of Landlord.

     26. Waiver of Jury Trial. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

     27. Subordination. This Lease and Tenant's interest and right hereunder are and shall be subject and subordinate at all times to the lien of any first mortgage, now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided that as a condition precedent to any such subordination Landlord shall provide a non-disturbance agreement from the holder of any such mortgage in a form reasonably acceptable to Tenant. It shall be condition precedent to the effectiveness of this Lease that Tenant obtain a reasonably acceptable non-disturbance agreement from any mortgage or ground lessor existing as of the date of this Lease no later than the date on which this Lease is fully executed. Tenant agrees, at the election of the holder of any such mortgage, to attorn to any such holder and agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination and such instruments of attornment as shall be requested by any such holder; Provided that Tenant shall not be obligated to execute and deliver such instruments unless it also receives a non-disturbance agreement reasonably satisfactory to Tenant. Notwithstanding the foregoing, any such holder may at any time subordinate its mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution, delivery or recording and in that event such holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such mortgage and had been assigned to such holder. The term "mortgage" whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the "holder" of a mortgage shall be deemed to include the beneficiary under a deed of trust.

     28. Mechanic's Liens. Tenant has no express or implied authority to create or place any lien or encumbrance of any kind upon, or in any manner to bind the interest of Landlord or Tenant in, the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises and that it will save and hold Landlord harmless from all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the interest of Landlord in the Premises or under this Lease. Tenant shall give Landlord immediate written notice of the placing of any lien or encumbrance against the Premises and cause such lien or encumbrance to be discharged within 30 days of the filing or recording thereof; provided, however, Tenant may contest such liens or encumbrances as long as such contest prevents foreclosure of the lien or encumbrance and Tenant causes such lien or encumbrance to be bonded or insured over in a manner reasonably satisfactory to Landlord within such 30 day period.

     29. Estoppel Certificates. Tenant agrees, from time to time, within 10 days after request of Landlord, to execute and deliver to Landlord, or Landlord's designee, any estoppel certificate requested by Landlord, stating that this Lease is in full force and effect, the date to which rent has been paid, that Landlord is not in default hereunder (or specifying in detail the nature of Landlord's default), the termination date of this Lease and such other matters pertaining to this Lease as may be requested by Landlord. Tenant's obligation to furnish each estoppel certificate in a timely fashion is a material inducement for Landlord's execution of this Lease. No cure or grace period provided in this Lease shall apply to Tenant's obligations to timely deliver an estoppel certificate. Tenant hereby irrevocably appoints Landlord as its attorney in fact to execute on its behalf and in its name any such estoppel certificate if Tenant fails to execute and deliver the estoppel certificate within 10 days after Landlord's written request thereof.

     30. Environmental Requirements. Except for Hazardous Material contained in products used by Tenant in de minimis quantities for ordinary cleaning and office purposes, Tenant shall not permit or cause any party to bring any Hazardous Material upon the Premises or transport, store, use, generate, manufacture or release any Hazardous Material in or about the Premises without Landlord's prior written consent. Tenant, at its sole cost and expense, shall operate its business in the Premises in strict compliance with all Environmental Requirements and shall remediate in manner reasonably satisfactory to Landlord (but in no event to a level greater than that required under Environmental Requirements) any Hazardous Materials released on or from the Project by Tenant, its agents, employees, contractors, subtenants or invitees. Tenant shall complete and certify to disclosure statements as requested by Landlord from time to time relating to Tenant's transportation, storage, use, generation, manufacture, or release of Hazardous Materials on the Premises. The term "Environmental Requirements" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any governmental authority or agency regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. The term "Hazardous Materials" means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the "operator" of Tenant's "facility" and the "owner" of all Hazardous Materials brought on the Premises by Tenant, its agents, employees, contractors or invitees, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

          Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all losses (including, without limitation, diminution in value of the Premises or the Project and loss of rental income from the Project), claims, demands, actions, suits, damages (including, without limitation, punitive damages), expenses (including, without limitation, remediation, removal, repair, corrective action, or cleanup expenses), and costs (including, without limitation, actual attorneys' fees, consultant fees or expert fees and including, without limitation, removal or management of any asbestos brought into the Premises or disturbed in breach of the requirements of this Paragraph 30, regardless of whether such removal or management is required by law) which are brought or recoverable against, or suffered or incurred by Landlord as a result of any release of Hazardous Materials for which Tenant is obligated to remediate as provided above or any other breach of the requirements under this Paragraph 30 by Tenant, its agents, employees, contractors, subtenants, assignees or invitees, regardless of whether Tenant had knowledge of such noncompliance. The obligations of Tenant under this Paragraph 30 shall survive any termination of this Lease.

          Landlord shall have access to, and a right to perform inspections and tests of, the Premises to determine Tenant's compliance with Environmental Requirements, its obligations under this Paragraph 30, or the environmental condition of the Premises. Access shall be granted to Landlord upon Landlord's prior notice to Tenant and at such times so as to minimize, so far as may be reasonable under the circumstances, any disturbance to Tenant's operations. Such inspections and tests shall be conducted at Landlord's expense, unless such inspections or tests reveal that Tenant has not complied with any Environmental Requirement, in which case Tenant shall reimburse Landlord for the reasonable cost of such inspection and tests. Landlord's receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord holds against Tenant.

          Notwithstanding anything to the contrary in this Paragraph 30, Tenant shall have no liability of any kind to Landlord as to Hazardous Materials existing on the Premises prior to Tenant's occupancy of the Premises and Hazardous Materials on the Premises caused or permitted by: (i) Landlord, its agents, employees, contractors or invitees; or (ii) any other tenants in the Project or their agents, employees, contractors, subtenants, assignees or invitees; or (iii) any other person or entity located outside of the Premises or the Project.

     31   Rules and Regulations.  Tenant shall, at all times during the Lease
Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto. In the event of any conflict between said rules and regulations and other provisions of this Lease, the other terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project.

     32   Security Service.  Tenant acknowledges and agrees that, while Landlord may patrol the Project, Landlord is not providing any security services with respect to the Premises and that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises.

     33   Force Majeure.  Except for monetary payments neither Landlord nor
Tenant shall not be held responsible for delays in the performance of its respective obligations hereunder when caused by strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, delay in issuance of permits, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of such party ("Force Majeure").

     34   Entire Agreement.  This Lease constitutes the complete agreement of
Landlord and Tenant with respect to the subject matter hereof. No representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations, or representations are superseded by this Lease. This Lease may not be amended except by an instrument in writing signed by both parties hereto.

     35   Severability.  If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     36   Brokers.  Landlord and Tenant mutually represent and warrant that each party has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than the broker, if any, set forth on the first page of this Lease, and each party agrees to indemnify and hold the other party harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with such party with regard to this leasing transaction.

     37   Miscellaneous.  (a)  Any payments or charges due from Tenant to
Landlord hereunder shall be considered rent for all purposes of this Lease.

     (b) If and when included within the term "Tenant," as used in this instrument, there is more than one person, firm or corporation, each shall be jointly and severally liable for the obligations of Tenant.

     (c) All notices required or permitted to be given under this Lease shall be in writing and shall be sent by registered or certified mail, return receipt requested, or by a reputable national overnight courier service, postage prepaid, or by hand delivery addressed to the parties at their addresses below, and with a copy sent to Landlord at 14100 East 35th Place, Aurora, Colorado 80011. Either party may be notice given aforesaid change its address for all subsequent notices. Except where otherwise expressly provided to the contrary, notice shall be deemed given upon delivery.

     (d) Except as otherwise expressly provided in this Lease or as otherwise required by law, Landlord retains the absolute right to withhold any consent or approval.

     (e) At Landlord's request from time to time Tenant shall furnish Landlord with true and complete copies of its most recent annual and quarterly financial statements prepared by Tenant or Tenant's accountants and any other financial information or summaries that Tenant typically provides to its lenders or shareholders.

     (f) Neither this Lease nor a memorandum of lease shall be recorded by or on behalf of Tenant in any public record, except that the foregoing shall not prevent Tenant from disclosing the existence or any of the contents of this Lease in any documents submitted by Tenant to the Securities and Exchange Commission or other parties in conjunction with an initial public offering. Landlord may prepare and record, and upon request by Landlord Tenant will execute, a memorandum of lease.

     (g) The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto.

     (h) The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

     (i) Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

     (j) Any amount not paid by Tenant within 5 days after its due date in accordance with the terms of this Lease shall bear interest from such due date until paid in full at the lesser of the highest rate permitted by applicable law or 15 percent per year. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord's and Tenant's express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

     (k) Construction and interpretation of this Lease shall be governed by the laws of the state in which the Project is located, excluding any principles of conflicts of laws.

     (l) Time is of the essence as to the performance of Tenant's obligations under this Lease.

     (m) All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. In the event of any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

     38   Landlord's Lien/Security Interest.

     39   Limitation of Liability of Trustees, Shareholders, and Officers of
ProLogis Trust. Any obligation or liability whatsoever of ProLogis Trust, a Maryland real estate investment trust, which may arise at any time under this Lease or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction, or undertaking contemplated hereby shall not be personally binding upon, nor shall resort for the enforcement thereof be had to the property of, its trustees, directors, shareholders, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort, or otherwise.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.


TENANT:                                   LANDLORD:

@Road, Inc., a California Corporation     ProLogis Limited Partnership-I, a
-------------------------------------     Delaware limited partnership

                                          By: ProLogis Trust, a Maryland real
By:     /s/ Krish Panu                    estate investment trust, General
   ----------------------------------     Partner

Name:   Krish Panu
     --------------------------------     By:     /s/ Net K. Anderson
                                             -----------------------------------
Title:  President/CEO
      -------------------------------     Title:  Managing Director


Address:                                  Address::
47370 Fremont Boulevard                   47775 Fremont Boulevard
Fremont, CA  94538                        Fremont, CA  94538

                             Rules and Regulations
                             ---------------------

1 The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or its agents, or used by them for any purpose other than ingress and egress to and from the Premises.

2 Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3 Except for seeing-eye dogs, no animals shall be allowed in the offices, halls, or corridors in the Project.

4 Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5 If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant's expense.

6 Tenants shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7 Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8 Tenant shall maintain the Premises free from rodents, insects and other pests.

9 Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10 Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11 Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12 Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

13 All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

14 No auction, public or private, will be permitted on the Premises or the Project.

15 No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16 The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17 Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18 Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19 Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

                HVAC Maintenance/Service Contract Requirements
                ----------------------------------------------

A service contract with a Landlord approved HVAC contractor must become effective within thirty (30) days of occupancy and service visits should be performed on a quarterly basis. The following are the approved HVAC contractors:

               Thermoscape                              510/445-0700
               Phoenix Heating and Air Conditioning     408/487-0390
               Cal-Air Conditioning                     408/947-0155

We suggest that you send the following list to one of the above HVAC contractors to be assured that these items are included in the maintenance contract:

1.   Adjust belt tension;

2.   Lubricate all moving parts, as necessary;

3.   Inspect and adjust all temperature and safety controls;

4.   Check refrigeration system for leaks and operation;

5.   Check refrigeration system for moisture;

6.   Inspect compressor oil level and crank case heaters;

7.   Check head pressure, suction pressure and oil pressure;

8.   Inspect air filters and replace when necessary;

9.   Check space conditions;

10.  Check condensate drains and drain pans and clean, if necessary;

11.  Inspect and adjust all valves;

12.  Check and adjust dampers;

13.  Run machine through complete cycle.

Note: A certificate must be provided for our files not later than thirty (30) days after mutual execution hereof. Failure to provide such certificate or perform said services, when required, shall constitute material default of this lease.

                                  ADDENDUM I

                             BASE RENT ADJUSTMENTS
                             ---------------------

                 ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                         DATED AUGUST 3, 2000, BETWEEN

                        ProLogis Limited Partnership-I
                                      and
                                  @Road Inc.


Base Rent shall equal the following amounts for the respective periods set forth below:


                     Period                 Monthly Base Rent
                     ------                 -----------------

               01/01/01 to 8/31/02               $37,200
               09/01/02 to 04/30/04              $38,400
               05/01/04 to 12/31/05              $39,600

                                  ADDENDUM II

                         ONE RENEWAL OPTION AT MARKET
                         ----------------------------

                 ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                         DATED AUGUST 3, 2000, BETWEEN

                        ProLogis Limited Partnership-I
                                      and
                                  @Road, Inc.

     (a) Provided that as of the time of the giving of the Extension Notice and the Commencement Date of the Extension Term, (x) Tenant is the Tenant originally named herein, (y) Tenant actually occupies all of the Premises initially demised under this Lease and any space added to the Premises, and (z) no Event of Default exists or would exist but for the passage of time or the giving of notice, or both, then Tenant shall have the right to extend the Lease Term for an additional term of three (3) years (such additional term is hereinafter called the "Extension Term") commencing on the day following the expiration of
            --------------
the Lease Term (hereinafter referred to as the "Commencement Date of the
                                                ------------------------
Extension Term"). Tenant shall give Landlord notice (hereinafter called the
--------------
"Extension Notice") of its election to extend the term of the Lease Term at
 ----------------
least six months, but not more than nine months, prior to the scheduled
      ---                           ----
expiration date of the Lease Term.

     (b) The Base Rent payable by Tenant to Landlord during the Extension Term shall be the greater of (i) the Base Rent applicable to the last year of the initial Lease term and (ii) the then prevailing market rate for comparable space in the Project and comparable buildings in the vicinity of the Project, taking into account the size of the Lease, the length of the renewal term, market escalations and the credit of Tenant. The Base Rent shall not be reduced by reason of any costs or expenses saved by Landlord by reason of Landlord's not having to find a new tenant for such premises (including, without limitation, brokerage commissions, costs of improvements, rent concessions or lost rental income during any vacancy period). In the event Landlord and Tenant fail to reach an agreement on such rental rate and execute the Amendment (defined below) at least five months prior to the expiration of the Lease, then Tenant's exercise of the renewal option shall be deemed withdrawn and the Lease shall terminate on its original expiration date.

     (c) The determination of Base Rent does not reduce the Tenant's obligation to pay or reimburse Landlord for Operating Expenses and other reimbursable items as set forth in the Lease, and Tenant shall reimburse and pay Landlord as set forth in the Lease with respect to such Operating Expenses and other items with respect to the Premises during the Extension Term without regard to any cap on such expenses set forth in the Lease.

     (d) Except for the Base Rent as determined above, the Tenant's occupancy of the Premises during the Extension Term shall be on the same terms and conditions as are in effect immediately prior to the expiration of the initial Lease Term; provided, however, Tenant shall have no further right to any allowances, credits or abatements or any options to expand, contract, renew or extend the Lease.

     (e) If Tenant does not give the Extension Notice within the period set forth in paragraph (a) above, Tenant's right to extend the Lease Term shall automatically terminate. Time is of the essence as to the giving of the Extension Notice.

     (f) Landlord shall have no obligation to refurbish or otherwise improve the Premises for the Extension Term. The Premises shall be tendered on the Commencement Date of the Extension term in "as-is" condition.

     (g) If the Lease is extended for the Extension Term, then Landlord shall prepare and Tenant shall execute an amendment to the Lease confirming the extension of the Lease Term and the other provisions applicable thereto (the "Amendment").

     (h) If Tenant exercises its right to extend the term of the Lease for the Extension Term pursuant to this Addendum, the term "Lease Term" as used in the Lease, shall be construed to include, when practicable, the Extension Term except as provided in (d) above.

                                 ADDENDUM III

                               LETTER OF CREDIT

                 ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                         DATED AUGUST 3, 2000, BETWEEN

                        ProLogis Limited Partnership-I
                                      and
                                  @Road Inc.

     The Letter of Credit in the amount of $100,000 may be in the form of an unconditional, irrevocable letter of credit from a bank reasonably acceptable to Landlord. The primary purpose of the Letter of Credit is to reimburse Landlord for Leasing costs, and additional security in the event of default. The letter of credit shall either provide that it does not expire until 60 days after the end of the Lease term or, if it is for less than the full term of the Lease, shall be renewed by Tenant at least 30 days prior to its expiration during the term of the Lease. The letter of credit shall provide that it may be drawn down upon by Landlord at any time Landlord delivers its site draft to the bank. If Landlord sells or conveys the Premises, Tenant shall, at Landlord's request, cooperate in having the letter of credit transferred to the purchaser. If the letter of credit is ever drawn upon by Landlord pursuant to the terms of the Lease and this Addendum, tenant shall within ten (10) days thereafter cause the letter of credit to be restored to its original amount.

                                 ADDENDUM III

                           FORM OF LETTER OF CREDIT
                           ------------------------

                     [LETTERHEAD OF LETTER OF CREDIT BANK]

                                                      [DATE]

ProLogis Limited Partnership-I

------------------------------

------------------------------
Attention:
          --------------------


     Re:  Irrevocable Transferrable Letter of Credit
          No.
             ----------------

Beneficiary:

     By order of our client, ___________________ (the "Applicant"), we hereby
                                                       ---------
establish this Irrevocable Transferrable Letter of Credit No. ________ in your favor for an amount up to but not exceeding the aggregate sum of __________________ and No/100 Dollars ($_________) (as reduced from time to time in accordance with the terms hereof, the "Letter of Credit Amount"), effective
                                          -----------------------
immediately, and expiring on the close of business at our office at the address set forth above one year from the date hereof unless renewed as hereinafter provided.

     Funds under this Letter of Credit are available to you on or prior to the expiry data against presentation by you of your (i) sight drafts drawn on us in the form of Annex 1 hereto, indicating this Letter of Credit number and (ii) request in the form of Annex 2 hereto (such sight draft and request, together referred to as a "Drawing Request"), sight draft(s), completed and signed by one
                  ---------------
of your officers. Presentation of your Drawing Requests may be made by you to us at the address set forth above or may be made by facsimile transmission, to the following facsimile number ____________. You may present to us one or more Drawing Requests from time to time prior to the expiry date in an aggregate amount not to exceed the Letter of Credit Amount then in effect (it being understood that the honoring by us of each Drawing Request shall reduce the Letter of Credit Amount then in effect).

     This Letter of Credit will be automatically renewed for a one-year period upon the expiration date set forth above and upon each anniversary of such date, unless at least sixty (60) days prior to such expiration date, or prior to any anniversary of such date, we notify both you and the Applicant in writing by certified mail that we elect not to so renew the Letter of Credit.

     This Letter of Credit sets forth in full the terms of our undertaking and such undertaking shall not in any way be modified, amended or amplified by reference to any document or instrument referred to herein or in which this Letter of Credit is referred to or which this Letter of Credit relates, and no such reference shall be deemed to incorporate herein by reference any document or instrument.

     All bank charges and commissions incurred in this transaction are for the Applicant's account.

     This Letter of Credit is transferrable by you and your successors and assigns any number of times in its entirety and not in part, but only by delivery to us of a Notice of Assignment in the form of Annex 3 hereto.

     We hereby agree with the drawers, endorsers, and bona fide holders of drafts drawn under and in compliance with the terms of this Letter of Credit that such drafts will be duly honored upon presentation to the drawee from our own funds and not the funds of the Applicant and shall be available to such drawers, endorsers, and bona fide holders, as the case may be, on or before noon, New York time, on the Business Day (defined below) next following the date on which such drafts are received by us. "Business Day" shall mean any day which is not a Saturday, Sunday or day on which we are required or authorized by law to be closed in New York, New York.

     To the extent not inconsistent with the express terms hereof, this Letter of Credit shall be governed by, and construed in accordance with, the terms of the Uniform Customs and Practice for Commercial Documentary Credits (1993 Revision), I.C.C. Publication No. 500 (the "UCP 500") and as to matters not governed by the UCP 500, this Letter of Credit shall be governed by and construed in accordance with the laws of the State of New York.

                              Very truly yours,

                              [NAME OF LETTER OF CREDIT BANK]



                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                                                                         ANNEX 1


                                  SIGHT DRAFT


                                          _______________________, 2000


     For value received, at sight pay to the order of PROLOGIS LIMITED PARTNERSHIP-I, the sum of [Amount in words] [Amount in Figures] United States Dollars drawn under [Name of Letter of Credit Bank] Irrevocable Transferrable Letter of Credit No. ________ dated _________________________, 2000.


                                        PROLOGIS LIMITED PARTNERSHIP-I

                                        By:
                                           -------------------------------------
                                                Ned K. Anderson
                                        Title:  Managing Director

                                                                         ANNEX 2

                                DRAWING REQUEST


                                                                 _________, 2000


[NAME AND ADDRESS OF LETTER
OF CREDIT BANK]


          Re: Irrevocable Transferrable Letter of Credit No. ____ (the "Letter
                                                                        ------
of Credit")
---------

    The undersigned (the "Beneficiary"), hereby certifies to [Name of Letter of
                          -----------
Credit Bank] (the "Issuer") that:
                   ------

    (a) The Beneficiary is making a request for payment in lawful currency of the United States of America under Irrevocable Transferrable Letter of Credit No. _______ (the "Letter of Credit") in the amount of $________

    (b) The Letter of Credit Amount (as defined in the Letter of Credit) as of the date hereof and prior to payment of the amount demanded in this Drawing Request is $_______. The amount requested by this Drawing Request does not exceed the Letter of Credit Amount.

    [(c) Demand is made for payment under the Letter of Credit as a result of the occurrence and continuation of an Event of Default (as defined in the Lease Agreement).]

    Please wire transfer the proceeds of the drawing to the following account of the Beneficiary at the financial institution indicated below:


                              ___________________
                              ___________________
                              ___________________


    Unless otherwise defined, all capitalized terms used herein have the meanings provided in, or by reference in, the Letter of Credit.

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Drawing Request as of the ___ day of _____________, 2000.


                                    PROLOGIS LIMITED PARTNERSHIP-I


                                    By:____________________________

                                       Name:   Ned K. Anderson
                                       Title:  Managing Director

                                                                         ANNEX 3

                             NOTICE OF ASSIGNMENT


                                                                __________, 2000

[NAME AND ADDRESS OF
LETTER OF CREDIT BANK]

                  Re: Irrevocable Transferable Letter of Credit No.__

     The undersigned (the "Beneficiary"), hereby notifies [Name of Letter of
                           -----------
Credit Bank] (the "Issuer") that it has irrevocably assigned the
                   ------
above-referenced Letter of Credit to ______ (the "Assignee") with an address at
                                                  --------
___________________ effective as of the date of Issuer receives this Notice of Assignment. The Assignee acknowledges and agrees that the Letter of Credit Amount may have been reduced pursuant to the terms thereof, and that the Assignee is bound by any such reduction.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Assignment as of this _____ day of _____, 2000.

                                         PROLOGIS LIMITED PARTNERSHIP-I


                                         By:_______________________________
                                                       Ned K. Anderson
                                         Title:        Managing Director

Agreed:

[Assignee]




___________________

                                   EXHIBIT A
                                   Site Plan


                                 SPINNAKER ONE


[ ] SPINNAKER ONE-A FOUR-BUILDING 96,000 SQUARE FOOT COMPLEX DESIGNED FOR
    OFFICE, RESEARCH AND DEVELOPMENT, AND LIGHT INDUSTRIAL USES.


                           [FLOOR PLAN APPEARS HERE]

                                                  FREMONT BOULEVARD


[ ] Spinnaker One's beautiful architectural treatments are displayed in Bayside
    Business Park's campus-like setting. Extensive walkways leading to individual tenant entries are enhanced by mature trees, sloping bermed landscape and lush greenery.

[ ] The prestigious Bayside Business Park development maintains strict CC&R's to ensure a high quality master-planned business environment.

[ ] Spinnaker One buildings can accommodate tenant requirements from 5,000 to 30,000 square feet.

[ ] Professional architectural space planning and improvements to suit are services provided to tenants.

[ ] Spinnaker One Buildings also feature dock high and drive-in loading facilities, 16 to 18 foot clear heights, parking for 4 cars per 1000 square feet of building, and hydraulically calculated sprinkler systems.

                               BUILDING A             BUILDING B              BUILDING C              BUILDING D
-------------------------------------------------------------------------------------------------------------------------
  AREA                          26,000 SF              30,000 SF               20,000 SF               20,000 SF
-------------------------------------------------------------------------------------------------------------------------
  ELECTRICAL SERVICE      1,600 amps/480 volt     1,600 amps/480 volt    1,000 amps/480 volt     1,000 amps/480 volt
-------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT B
                                 [Floor Plan]


                           [FLOOR PLAN APPEARS HERE]

                                   Exhibit C
                                 Sign Criteria



                                   SPINNAKER
                                   ---------

WINDOW SIGNS IDENTIFICATION:
---------------------------

Each Tenant will be allowed one window sign placed either to the left or to the right of the entrance door, whichever provides the best visibility.

Company names, logos or symbols will be allowed in this area - color and size to be determined by the Tenants. All other copy in this area except for logos or
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symbols will be matte white pressure sensitive letters.

Copy should start at 5' from grade working down to no more than 3 1/2' from grade. Sign layout including copy, sizes and color must be approved by the building management.

One security decal only may be applied to the front door glass in the lower corner if the Tenant so desires. All exterior alarm bells are to be mounted to the rear of the building only.

DIRECTORY SIGN IDENTIFICATION:
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A monument directory sign has been provided for each building.  If only one
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tenant occupies an entire building, that Tenant shall be allowed to utilize
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the entire directory sign area for its sensitive vinyl letters in the Handel
Gothic style in ink blue with a letter height suitable for the area allowed, and a logo may be used.

If two or more Tenants occupy a building, signs shall consist of 4" Handel
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Gothic dark blue pressure sensitive vinyl letters condensed to 60.4%. Directory signs shall list the street number and the company names only, no slogans or symbols allowed.

REAL LOADING SIGNS:
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Each Tenant will be allowed to identify its rear door for shipping and receiving purposes. The company name shall be placed on a 36" x 24" aluminum panel adjacent to the rear doors.

Copy shall consist of vinyl letters only in the dark blue Handel Gothic style. Company names and logos only are allowed. Address numbers and door designation sign re: Shipping/Receiving, will call...will be installed centered above the main door. Address is always on rear loading sign.

Management reserves the right to deny any copy it considers unsuitable,and must approve all copy prior to installation. The cost of all lettering and logos is the responsibility of the Tenant. No other signs are allowed in the windows or doors.